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                                                                    Exhibit 23.1







                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-90333) pertaining to the Pactiv 401(k) Savings and Investment Plan, of our report dated June 3, 2002, with respect to the financial statements Pactiv 401(k) Savings and Investment Plan included in this Annual Report (Form 11-k) for the year ended December 31, 2001.


Ernst & Young LLP
Chicago, Illinois
July 1, 2002